                                                                   Exhibit 10.41


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE AMENDED AND RESTATED WARRANT AND REGISTRATION RIGHTS AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDED AND RESTATED WARRANT AND REGISTRATION RIGHTS AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDED AND RESTATED WARRANT AND REGISTRATION RIGHTS AGREEMENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER
(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR
(C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     THE SHARES OF STOCK PURCHASABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE AMENDED AND RESTATED WARRANT AND REGISTRATION RIGHTS AGREEMENT

TO WHICH THE ISSUER AND THE WARRANT AGENT ARE PARTY, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE.

                                  iBASIS, INC.

No. W-2                                                       3,798,811 Warrants

CUSIP NO: 450732 11 0

                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that CEDE & Co., or its registered assigns, is the registered holder of warrants expiring January 15, 2008 (the "Warrants") to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of iBasis, Inc., a Delaware Corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or after the date of issuance of such Warrant and on or before 5:00 P.M. Boston Time on January 15, 2008 (the "Expiration Date"), one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $0.65 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Amended and Restated Warrant and Registration Rights Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Amended and Restated Warrant and Registration Rights Agreement.

     No Warrant may be exercised after the Expiration Date, and to the extent not exercised by such time such warrants shall become void.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Amended and Restated Warrant and Registration Rights Agreement.

     This Warrant Certificate, and all actions, claims and conduct relating thereto, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to the principles of conflicts of laws.

     IN WITNESS WHEREOF, iBasis, Inc., has caused this Warrant Certificate to be duly executed.

Dated:  February 21, 2003


                                          iBASIS, INC.


                                          By:    /s/ Ofer Gneezy
                                             -----------------------------------
                                                 Name:  Ofer Gneezy
                                                 Title: President & CEO

WARRANT AGENT'S CERTIFICATE OF AUTHENTICATION
This is one of the Warrants described in the within-named Amended and Restated Warrant and Registration Rights Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Warrant Agent


By:      /s/ John A. Brennan
    -----------------------------------
    Name:    John A. Brennan
    Title:   Trust Officer


By:
    -----------------------------------
         As Authenticating Agent
     (if different from Warrant Agent)
                                  iBASIS, INC.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring January 15, 2008, entitling the holder on exercise to receive shares of Common Stock and are issued or to be issued pursuant to the Amended and Restated Warrant and Registration Rights Agreement dated as of February 21, 2003 (the "Amended and Restated Warrant and Registration Rights Agreement"), duly executed and delivered by the Company to U.S. Bank National Association, as warrant agent (the "Warrant Agent"), which Amended and Restated Warrant and Registration Rights Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of this Amended and Restated Warrant and Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company. Capitalized terms used herein without being otherwise defined shall have the meaning ascribed to them in the Amended and Restated Warrant and Registration Rights Agreement.

     Each Warrant may be exercised at any time on or after the date of issuance of such Warrant and on or before the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them as follows:

               (I) The Warrants evidenced by this Warrant Certificate may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant Certificate to the Company at its principal office, accompanied by a subscription substantially in the form attached to this Warrant Certificate duly executed by such holder and accompanied by (a) wire transfer of immediately available funds or
          (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions of the Amended and Restated Warrant and Registration Rights Agreement) for which the Warrant evidenced by this Warrant Certificate is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price. Thereupon, such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 6 and 7 of the Amended and Restated Warrant and Registration Rights Agreement.

               (II) The Warrants evidenced by this Warrant Certificate may be converted by the holder hereof, in whole or in part, into shares of Common Stock (or Other Securities), during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant Certificate to the Company at its principal office, accompanied by a conversion notice substantially in the form attached to this Warrant Certificate duly executed by such holder. Thereupon, such holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

          (a)  the excess of

               (i) (x) the number of shares of Common Stock (or Other Securities) determined as provided in Sections 6 and 7 of the Amended and Restated Warrant and Registration Rights Agreement which such holder would be entitled to receive upon exercise of the Warrants represented by this Warrant Certificate for the number of shares of Common Stock designated in such conversion notice (without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the Amended and Restated Warrant and Registration Rights Agreement) MULTIPLIED BY (y) the Current Market Price of each such share of Common Stock (or such Other Securities) so receivable upon such exercise

          OVER

               (ii) (x) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the Amended and Restated Warrant and Registration Rights Agreement or other provisions thereof) which such holder would be entitled to receive upon exercise of the Warrants represented by this Warrant Certificate for the number of shares of Common Stock designated in such conversion notice (without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the Amended and Restated Warrant and Registration Rights Agreement) MULTIPLIED BY (y) the Initial Exercise Price

          DIVIDED BY

          (b) such Current Market Price of each such share of Common Stock (or Other Securities).

               (III) The Warrant represented by this Warrant Certificate may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant Certificate to the Company at its principal office, accompanied by a note tender notice substantially in the form attached to this Warrant Certificate duly executed by such holder and accompanied by a Note. Thereupon, such holder shall be deemed to have exercised the Warrant represented by this Warrant Certificate for the number of shares of Common Stock (up to the maximum number of shares of Common Stock set forth on the face of this Warrant Certificate and without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the Amended and Restated Warrant and Registration Rights Agreement or other provisions thereof) obtained by dividing (i) the sum of the outstanding face amount of such Note (or such lesser amount indicated on the note tender notice) PLUS any cash or payment-in-kind interest accrued on such Note, PLUS any accrued prepayment penalty or premium by (ii) the Exercise Price. Thereupon, such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 6 and 7 of the Amended and Restated Warrant and Registration Rights Agreement.

          In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of Warrants (without giving effect to any adjustment thereof pursuant to the terms of the Amended and

Restated Warrant and Registration Rights Agreement) to the number of Warrants called for on the face of this Warrant Certificate minus the number of Warrants designated by the holder upon such exercise.

     Upon the exercise of the Warrants evidenced by this Warrant Certificate as provided above, the Company may elect either (i) to comply with the requirements of Section 7.3(a) of the Amended and Restated Warrant and Registration Rights Agreement with respect to the issuance of shares of Common Stock in connection with such exercise or (ii) upon written notice to the holder not more than two Business Days following the date of exercise, to pay to the holder an amount equal to the Market Price for each share of Common Stock issuable upon such exercise (the "Cash Close Out") in lieu of issuing such Common Stock. Any Cash Close Out made in accordance with this paragraph shall be paid within two Business Days of the exercise of the Warrants evidenced by this Warrant Certificate by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the holder hereof.

     The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there may be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day immediately proceeding the date this Warrant Certificate is surrendered for exercise.

     The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Such registration rights are set forth in Section 8 of the Amended and Restated Warrant and Registration Rights Agreement.

     Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Amended and Restated Warrant and Registration Rights Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Amended and Restated Warrant and Registration Rights Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitled any holder hereof to any rights of a stockholder of the Company.

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

To iBasis, Inc.:

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________(1) shares of the Common Stock and herewith makes payment of $_____ in accordance with the terms hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is as follows:

Dated:
                                              ----------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of Warrant)


                                              ----------------------------------
                                              (Street Address)


                                              ----------------------------------
                                              (City)     (State)      (Zip Code)

----------
(1) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which the Warrant evidenced by this Warrant Certificate is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise. In the case of a partial exercise, a new Warrant Certificate will be issued and delivered, representing the unexercised portion of the Warrant evidenced by this Warrant Certificate, to the holder surrendering the Warrant Certificate.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

     For value received, the undersigned registered holder of the Warrants evidenced by this Warrant Certificate hereby sells, assigns and transfers unto __________________the right represented by such Warrant Certificate to purchase
_______(2) shares of Common Stock of iBasis, Inc. to which such Warrant Certificate relates, and appoints _______________Attorney to make such transfer on the books of iBasis, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:
                                              ----------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of Warrant)


                                              ----------------------------------
                                              (Street Address)


                                              ----------------------------------
                                              (City)     (State)      (Zip Code)

Signed in the presence of:

----------
(2) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial transfer, the portion thereof as to which the Warrant evidenced by this Warrant Certificate is being transferred), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise. In the case of a partial transfer, a new Warrant Certificate will be issued and delivered, representing the non-transferred portion of the Warrants evidenced by this Warrant Certificate, to the holder transferring the Warrants.

                            FORM OF CONVERSION NOTICE

To iBasis, Inc.:

     The undersigned registered holder of the Warrants evidenced by this Warrant Certificate hereby irrevocably converts such Warrants with respect to _______(3) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is as follows:

Dated:
                                              ----------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of Warrant)


                                              ----------------------------------
                                              (Street Address)


                                              ----------------------------------
                                              (City)     (State)      (Zip Code)

----------
(3) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial conversion, the portion thereof as to which the Warrants evidenced by this Warrant Certificate are being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise. In the case of a partial conversion, a new Warrant Certificate will be issued and delivered, representing the unconverted portion of the Warrants, to the holder surrendering this Warrant Certificate.

                               FORM OF NOTE TENDER

          [To be executed only upon a note tender exercise of Warrant]

To iBasis, Inc.:

     The undersigned registered holder of the Warrants evidenced by this Warrant Certificate hereby irrevocably exercises such Warrants for, and purchases thereunder, __________(4) shares of the Common Stock and herewith makes payment of $_____ therefore by virtue of tendering the attached Note, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is as follows:

Dated:
                                              ----------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of Warrant)


                                              ----------------------------------
                                              (Street Address)


                                              ----------------------------------
                                              (City)     (State)      (Zip Code)

----------
(4) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which the Warrants evidenced by this Warrant Certificate are being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrants evidenced by this Warrant Certificate, may be delivered upon exercise. In the case of a partial exercise, a new Warrant Certificate will be issued and delivered, representing the unexercised portion of the Warrants, to the holder surrendering this Warrant Certificate.

                              SCHEDULE OF EXCHANGES

The following exchanges of a part of this Global Warrant for Physical Warrants (or of Physical Warrants for an interest in the Global Warrant) have been made:

                                                               Number of
                     Amount of           Amount of         Warrants of this
                    decrease in         increase in         Global Warrant          Signature of
                     Number of           Number of          following such           authorized
 Date of          Warrants this       Warrants of this       decrease (or            officer of
Exchange          Global Warrant       Global Warrant          increase)            Warrant Agent
----------        --------------      ----------------     -----------------        --------------
